UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) Of the Securities and Exchange Act Of 1934

February 16, 2006
Date of Report (Date of earliest event reported)

WATSON PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-20045	95-3872914
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

311 Bonnie Circle Corona, California		92880
(Address of principal executive offices)		(Zip Code)

(951) 493-5300
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition.

On February 16, 2006, Watson Pharmaceuticals, Inc. (the “Company”) issued a press release reporting the financial results of the Company for the fourth quarter and full year ended December 31, 2005.  A copy of the Company’s press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

In its press release, the Company included financial measures which were not in accordance with Generally Accepted Accounting Principles (“GAAP”), as defined in Regulation G promulgated by the Securities and Exchange Commission.  The Company believes that its inclusion of non-GAAP financial measures provides useful supplementary information to investors in evaluating the Company’s performance and trends.  The Company uses both GAAP financial measures and the disclosed non-GAAP financial measures internally to evaluate and manage the Company’s operations and to better understand its business.

The information in this report (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01       Financial Statements and Exhibits.

c.  Exhibits:

99.1             Press Release titled “Watson Pharmaceuticals Reports Fourth Quarter and Full Year 2005 Results” dated February 16, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 16, 2006	WATSON PHARMACEUTICALS, INC.

	By:	/s/ Charles P. Slacik
Charles P. Slacik
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release titled “Watson Pharmaceuticals Reports Fourth Quarter and Full Year 2005 Results” dated February 16, 2006.